EXHIBIT 32.01

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Heyu Biological Technology Corporation (the “Company”), for the quarter ended June 30, 2018, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Ban Siong Ang, President Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: August 14 2018

By: /s/ Ban Siong Ang

                                      _________________________________

                                      Ban Siong Ang

                                      President, CEO